UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 2, 2011

Ally Financial Inc.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-3754	38-0572512
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Renaissance Center
P.O. Box 200
Detroit, Michigan
48265-2000
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (866) 710-4623

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operation and Financial Condition.

On August 2, 2011, Ally Financial Inc. (“Ally”) issued a press release announcing preliminary operating results for the second quarter ended June 30, 2011. The press release is attached hereto and incorporated by reference as Exhibit 99.1. Charts furnished to securities analysts are attached hereto and incorporated by reference as Exhibit 99.2. In addition, supplemental financial data furnished to securities analysts is attached hereto and incorporated by reference as Exhibit 99.3.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibits

99.1	Press Release, Dated August 2, 2011

99.2	Charts Furnished to Securities Analysts

99.3	Supplemental Financial Data Furnished to Securities Analysts

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLY FINANCIAL INC. (Registrant)

Date: August 2, 2011	By:	/s/ David J. DeBrunner
David J. DeBrunner
Vice President, Chief Accounting Officer and Controller